SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                         to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported) October 29, 2001
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                          SVB Financial Services, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)


     000-22407                                         22-3438058
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(Commission File Number)                   (I.R.S. Employer Identification No.)


70 East Main Street, Somerville, NJ                                   08876
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(Address of Principal Executive Offices)                           (Zip Code)


                                 (908) 541-9500
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  5% Stock Dividend

     On October 29, 2001, the Company issued a press release announcing that the Board of Directors declared a 5% stock dividend payable November 20, 2001 to holders of record November 6, 2001.


Item 7.  Financial Statements and Exhibits
         (99) Additional Exhibits

     Copy of press release announcing the 5% stock dividend.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SVB Financial Services, Inc.
                                         (Registrant)


Date   October 30, 2001            By       /s/ Keith B. McCarthy
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                                              Keith B. McCarthy
                                         Principal Accounting Officer